Exhibit 10.22(b)

Confidential

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO

NON-EXCLUSIVE LICENSE AND DEVELOPMENT AGREEMENT

This Amendment to Non-Exclusive License And Development Agreement (“Amendment No. 1”), effective as of April 12, 2021 (“Amendment No. 1 Effective Date”), is entered into by and between FUJIFILM CELLULAR DYNAMICS, INC., having a place of business at 525 Science Drive, Madison, WI 53711 (“FCDI”), and SANA BIOTECHNOLOGY, INC., having a place of business at 188 East Blaine Street, Suite 400, Seattle, WA 98102 (“Licensee”).

WHEREAS, the parties entered into the certain Non-Exclusive License And Development Agreement dated February 1, 2021 (the “License Agreement”). The parties wish to amend the License Agreement as set forth herein.

In consideration of the covenants and conditions contained herein, the parties hereby agree to the following:

1.	The definition of “Licensed Product” shall be deleted and replaced in its entirety with:

“Licensed Product” shall mean one or more human cell therapy products each of which is a [***], [***], [***] or [***], in any case, whether [***], however Derived, and (a) that is [***], and (b) that is [***].

2.	Exhibit A shall be deleted and replaced in its entirety with Attachment 1 to this Amendment No. 1.

Except as expressly set forth herein, the terms and conditions of the License Agreement shall remain in full force and effect.  In the event of any conflict between the terms and conditions of this Amendment No. 1 and the License Agreement, the terms and conditions set forth in this Amendment No. 1 shall control with respect to the subject matter hereof.

No provision of this Amendment No. 1 may be amended or otherwise modified except by a writing signed by the parties.  The parties may execute this Amendment No. 1 in counterparts, each of which will be deemed an original, but all of which constitute one and the same agreement.  This Amendment No. 1 may be delivered by facsimile transmission or electronic mail, and such copies of executed signature pages will be binding as originals.  This Amendment No. 1 shall be governed by the laws of the State of Wisconsin.

[signature page follows]

Confidential

IN WITNESS HEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the Amendment Effective Date.

FCDI:	LICENSEE:
FUJIFILM CELLULAR DYNAMICS, INC.	SANA BIOTECHNOLOGY, INC.
By:/s/ Nicholas Manusos Name:Nicholas Manusos________ Title: SVP, Business Development______	By:/s/ Chris Pritchard Name:Chris Pritchard__________ Title: VP, Business Development________

Confidential

Attachment 1

Exhibit A

Approved iPSC Line(s)

(1)	Research‑grade iPSC Lines:

As of the Effective Date:

[***]

As of [***], the following lines are added:

[***]

(2)	cGMP‑grade iPSC Line(s): [1]

As of the Effective Date:

none

[1]

Upon the request of Licensee at any time prior to the [***] anniversary of the Effective Date, FDCI will make available to Licensee cGMP-grade iPSC lines [***] (e.g. [***]) pursuant to one or more Additional iPSC Line Agreement(s) to be entered into by and between the Parties promptly following such request by Licensee,  provided that such lines have not ceased to be available through no fault of FCDI.

.

3